UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: July 7, 2011

CHINA VITUP HEALTH CARE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52489	45-0552679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108-1 Nashan Road Zhongshan District Dalian, P.R.C.
(Address of principal executive offices)

Registrant’s telephone number, including area code: 86-411-8265-3668

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)

On July 7, 2011, China Vitup Health Care Holdings, Inc., a Nevada corporation (the “Registrant”) advised the firm of Kabani & Company, Inc., (“Kabani”), who was previously engaged as the Registrant’s principal independent accountant, that it had been dismissed. The decision to dismiss Kabani was recommended and approved by the Registrant’s Board of Directors.

The report of Kabani for the fiscal year ended December 31, 2010,  did not contain any adverse opinion or disclaimer of opinion and such report was not qualified or modified as to any uncertainty, audit scope or accounting principle.  During the fiscal year ended December 31, 2010, and the subsequent interim period up to and including the date of the Registrant’s dismissal of Kabani, there have been no disagreements with Kabani on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kabani would have caused them to make reference thereto in their report on the financial statements for such periods.  Furthermore, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the registrant’s two most recent fiscal years and the subsequent interim period up to and including the date of the Registrant’s dismissal of Kabani.

On July 7, 2011, the Registrant provided a draft copy of this report on Form 8-K to Kabani, requesting their comments on the information contained therein.   The responsive letter from Kabani is filed as an exhibit to this current report on Form 8-K.

(b)

On July 7, 2011, the Registrant engaged the firm of Samuel H. Wong &Co., LLP (“Samuel”), as the principal independent accountant to audit the Registrant’s financial statements for the fiscal year ending December 31, 2011.

During the fiscal years ended December 31, 2010 and 2009,  and the subsequent interim period prior to the engagement of Samuel, neither the Registrant nor anyone on its behalf consulted with Samuel regarding the application of accounting principles to a specified transaction whether completed or uncompleted, the type of audit opinion that might be rendered on the Registrant’s financial statements or as to any matter that was either the subject of a disagreement with the previous independent auditor or was a reportable event.  The decision to engage Samuel was recommended and approved by the Registrant’s Board of Directors.

The Registrant provided a draft copy of this report on Form 8-K to Samuel prior to its filing, in order to provide Samuel with the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant’s expression of its views, or the respects in which Samuel does not agree with the statements made by the Registrant.   The Registrant did not receive a responsive letter from Samuel.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibit 16.1 - Responsive Letter from Kabani & Company, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA  VITUP HEALTH CARE HOLDINGS, INC.

Date: July 7, 2011

/s/ Feng Gu

---------------------------------
By:   Feng Gu, Chief Executive Officer

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